                                                                    EXHIBIT 10.6

                        1997 SPECTRA-PHYSICS LASERS, INC.

                                STOCK OPTION PLAN













                         Date Adopted: November __, 1997

                        1997 SPECTRA-PHYSICS LASERS, INC.
                                STOCK OPTION PLAN



        1. Purpose of the Plan

        The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued employees and non-employee directors by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees and non-employee directors.

        2. Definitions

           2.1 "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

           2.2 "Board" means the Board of Directors of the Company.

           2.3 "Code" means the Internal Revenue Code of 1986, as amended.

           2.4 "Common Stock" means the Common Stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 8.

           2.5 "Company" means Spectra-Physics Lasers, Inc., a Delaware corporation, or any successor corporation.

           2.6 "Committee" means the committee designated by the Board to administer the Plan under Section 4. No later than the date of the first meeting of stockholders of the Company held to elect directors and held after December 31, 2000, the Committee shall have at least two members, each of whom shall be a member of the Board, a non-employee director (as such term is defined in Rule 16b-3) and an Outside Director.

           2.7 "Effective Date" shall have the meaning ascribed to such term in
Section 9 of the Plan.

           2.8 "Employee" means an officer or other key employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

           2.9 "Fair Market Value" means on any given date, the value per share of the Common Stock as determined by the Committee if the Common Stock is not traded in a public market, and, if the Common Stock is traded in a public market, shall be, if the Common Stock is listed on a national securities exchange or included on the NASDAQ National Market, the last reported sale price thereof on such date, or, if the Common Stock is listed on a national securities exchange but is not traded or reported on such date, the last reported sale price on the last preceding day on which the Common Stock was traded or reported, or if the Common Stock is included on the NASDAQ National Market but is not traded or reported on such date, the mean between the last reported "bid" and "asked" prices thereof on such date, as reported on NASDAQ National Market or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in the customary financial reporting service, as applicable and as the Committee determines.

           2.10 "Grantee" means an Employee or Non-Employee Director to whom an Option is granted.

           2.11 "Holder" means a Grantee or a Permitted Transferee, as applicable.

           2.12 "Initial Public Offering" means the Company's initial public offering of Common Stock registered with the Securities Exchange Commission pursuant to the Registration Statement.

           2.13 "1934 Act" means the Securities Exchange Act of 1934, as amended.

           2.14 "Non-Employee Director" means any member of the board that is not (i) an Employee or (ii) an affiliate of the Company or Spectra-Physics AB, other than a member that is affiliated solely through such director's position on the board of directors of the Company or its subsidiaries, through a consulting or similar arrangement with the Company or through status as a stockholder of the Company or Spectra-Physics AB.

           2.15 "Option" means any stock option granted from time to time under
Section 6 or Section 7 of the Plan.

           2.16 "Outside Director" means a member of the Board who: (i) is not a current employee of the Company, its

Subsidiaries or Affiliates; (ii) is not a former employee of the Company, its Subsidiaries or Affiliates who receives during the year compensation for prior services with the Company, its Subsidiaries or Affiliates (other than benefits under a tax-qualified retirement plan); (iii) has not been an officer of the Company, its Subsidiaries or Affiliates; and (iv) does not receive any remuneration from the Company, its Subsidiaries or Affiliates (either directly or indirectly) in any capacity other than as director. The requirements of this Section shall be interpreted and applied in a manner consistent with the requirements of Treasury Regulation ss. 1.162-27(e)(3).

           2.17 "Performance Goals" means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of Common Stock,
(ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, or (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof).

           2.18 "Permitted Transferee" means the spouse, parents, siblings, children or grandchildren (in each case, natural or adopted) of a Grantee, any trust for his or her benefit or the benefit of his or her spouse, parents, siblings, children or grandchildren (in each case, natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest in such corporation or partnership is such individual Grantee or Permitted Transferee (or any trust for the benefit of such persons).

           2.19 "Plan" means the 1997 Spectra-Physics Lasers, Inc. Stock Option Plan herein set forth, as amended from time to time.

           2.20 "Registration Statement" means the Company's Form S-1 Registration Statement (No. 333-38329), as amended, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

           2.21 "Rule 16b-3" means Rule 16b-3, or any successor thereto, promulgated by the Securities and Exchange Commission under the 1934 Act.

           2.22 "Retirement" means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Board.

           2.23 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        3. Eligibility

        Any Employee is eligible to receive Options. Non- Employee Directors are eligible to receive Options pursuant to Section 7.

        4. Administration and Implementation of Plan

           4.1 Once the Committee has been established by the Board, the Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Options will be granted, in determining the amount of Options to be granted to each such Employee, the terms and conditions of Options granted under the Plan and the terms of agreements which will be entered into with Holders, so long as such terms, conditions and agreements are not otherwise inconsistent with the Plan. Prior to such time as the Committee shall have been established by the Board, the Plan shall be administered by the Board, which shall have all powers of the Committee set forth herein during the time it administers the Plan.

           4.2 The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, to determine the effect, if any, of a change in control of the Company upon outstanding Options; and to grant Options that are transferable by the Grantee.

           4.3 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations not inconsistent with the Plan as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Option in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Holder by the Option and as long as the amended Option comports with the terms of the Plan and Rule 16b-3. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

           4.4 The Committee may condition the grant of any Option upon the Grantee's achievement of a Performance Goal that is established by the Committee before the grant of the Option. The Committee shall have discretion to determine the specific targets with respect to various categories of Performance Goals set forth in the definition thereof. Before granting an Option subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

        5. Shares of Stock Subject to the Plan

           5.1 Subject to adjustment as provided in Section 8, the total number of shares of Common Stock with respect to which Options may be granted under the Plan shall equal the amount by which "x" exceeds "y", where "x" equals the quotient (rounded up to the nearest whole share of Common Stock) obtained by dividing (A) the sum of (i) the number of shares of Common Stock sold in the Initial Public Offering, including any shares sold pursuant to the underwriters' over-allotment option, plus (ii) the number of shares of Common Stock required to be issued pursuant to the Option Cancellation and Restricted Stock Plan Agreements between the Company and certain employees of its Subsidiary, Opto Power Corporation, plus (iii) the number of shares of Common Stock outstanding immediately prior to the Initial Public Offering (such sum being referred to herein as "Outstanding Shares") by, (B) 87.5%, and "y" equals the number of Outstanding Shares.

           5.2 The maximum number of shares of Common Stock with respect to which Options may be granted to any Employee during the term of the Plan is 1,000,000 shares (the "Individual Limit"). Subject to Section 5.3 and Section 8, any Option that is cancelled or repriced by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual

Limit may be adjusted to reflect the effect on Options of any transaction or event described in Section 8.

           5.3 Any shares of Common Stock issued by the Company under the Plan shall reduce the shares of Common Stock available for Options under the Plan and shall be counted against the Individual Limit applicable to the individual to whom the shares are issued. Any shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares of Common Stock. If any shares of Common Stock subject to any Option granted hereunder are forfeited or such Option otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Option, to the extent of any such forfeiture or termination, shall again be available under the Plan.

        6. Options

        Options give the Holder the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options granted to Grantees shall be non-qualified stock options and are not intended to be and shall not be incentive stock options as defined in
Section 422 of the Code. The grant of Options shall be subject to the following terms and conditions:

           6.1 Option Grants: Options shall be evidenced by Option agreements. Such agreements shall be reasonably uniform and not inconsistent with the requirements of the Plan, and may contain such other provisions in addition to those required by this Article 6, as the Committee shall deem advisable.

           6.2 Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant.

           6.3 Term of Options: The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten (10) years and no Option may be exercisable sooner than six months from date of grant.

           6.4 Payment of Option Price: The option price of the shares of Common Stock upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in Common Stock valued at Fair Market Value on the date of exercise.

           6.5 Termination by Death: If a Grantee's employment by the Company, a Subsidiary or Affiliate terminates by reason of death, any unexercised Option granted to such Grantee (whether held by such Grantee or a subsequent Holder) under this Section 6 may thereafter be exercised (to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, a subsequent Holder, if any, or the Holder's transferee or legal representative, for a period of six (6) months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter, or for such other period as the Committee shall determine.

           6.6 Termination by Reason of Retirement or Disability: If a Grantee's employment by the Company, a Subsidiary or Affiliate terminates by reason of disability (as determined by the Committee) or Retirement, any unexercised Option granted to the Grantee (whether held by such Grantee or a subsequent Holder) under this Section 6 may thereafter be exercised (to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant) by the Holder (or, where appropriate, the Holder's transferee or legal representative), for a period of three (3) months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter, or for such other period as the Committee shall determine.

           6.7 Other Termination: If a Grantee's employment by the Company, Subsidiary or Affiliate terminates for any reason other than death, disability or Retirement, all unexercised

Options awarded to the Grantee (whether held by such Grantee or a subsequent Holder) under this Section 6 shall terminate on the date of such termination of employment.

        7. Award of Options to Non-Employee Directors.

           The Company shall make the following grants of Options to Non-Employee Directors under this Plan: (i) on or about the date on which the Company consummates its Initial Public Offering, an Option for Fifteen Thousand shares of Common Stock; (ii) on the date, after the Initial Public Offering, on which a person first becomes a Non-Employee Director, whether by election or appointment, an Option for Fifteen Thousand shares of Common Stock; and (iii) an Option for Five Thousand shares of Common Stock upon each annual election as a director occurring more than nine months after the Initial Public Offering. The grant of Options to Non-Employee Directors shall be subject to the following terms and conditions:

           7.1 Option Grants: Options shall be evidenced by Option agreements. Such agreements shall be reasonably uniform and not inconsistent with the requirements of the Plan, and may contain such other provisions in addition to those required by this Article 7, as the Committee shall deem advisable.

           7.2 Option Price: The price per share at which Common Stock may be purchased upon exercise of the Option shall be determined by the Committee, but shall be not less than the

Fair Market Value of a share of Common Stock on the date of grant.

           7.3 Term of Options: The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall be ten (10) years from the date of grant and no Option may be exercisable sooner than six months from date of grant.

           7.4 Payment of Option Price: The option price of the shares of Common Stock upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in Common Stock valued at Fair Market Value on the date of exercise.

           7.5 Termination by Death: If a Grantee ceases to be a director of the Company by reason of death, any unexercised Option granted to such Grantee (whether held by such Grantee or a subsequent Holder) under this Section 7 may thereafter be exercised (to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, a subsequent Holder, if any, or the Holder's transferee or legal representative, for a period of six (6) months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter, or for such other period as the Committee shall determine.

           7.6 Termination by Reason of Retirement or Disability: If a Grantee ceases to be a director of the Company by reason of disability (as determined by the Committee) or Retirement, any unexercised Option granted to the Grantee (whether held by such Grantee or a subsequent Holder) under this Section 7 may thereafter be exercised (to the extent it was exercisable at the time of retirement or disability or on such accelerated basis as the Committee may determine at or after grant), by the Holder (or, where appropriate, the Holder's transferee or legal representative), for a period of three (3) months from the date of such retirement or disability or until the expiration of the stated term of the Option, whichever period is shorter, or for such other period as the Committee shall determine.

           7.7 Other Termination: If a Grantee ceases to be a director of the Company for any reason other than death, disability or Retirement, all unexercised Options awarded to the Grantee (whether held by such Grantee or a subsequent Holder) under this Section 7 shall terminate on the date of such cessation.

        8. Adjustments upon Changes in Capitalization

        In the event of a reorganization, recapitalization, stock split, reverse stock-split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments to outstanding Options as it determines appropriate. No fractional shares of Common Stock shall be issued in connection with an Option hereunder pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall be paid in cash to the Holder. If during the term of any Option granted hereunder the Company shall be merged into or consolidated with or otherwise combined with or acquired by a person or entity, or there is a divisive reorganization or a liquidation or partial liquidation of the Company, then at the election of the Committee, the Company may choose to take no action with regard to the Options granted under the Plan or to take any of the following courses of action:

           (a) Not less than 15 days nor more than 60 days prior to any such transaction, all Holders shall be notified that their Options shall expire on the 15th day after the date of such notice, in which event all Holders shall have the right to exercise all of their Options prior to such new expiration date; or,

           (b) take such other action as the Committee shall determine to be reasonable under the circumstances to permit the Holder to realize the value of such Option (which value the Committee may in its discretion determine equals the excess of the fair market value of the consideration to be received in such merger, consolidation, combination, acquisition, reorganization or liquidation had such Option been exercised immediately prior thereto, over the option price of such Option), including without limitation paying cash to such Holder equal to the value of the Option or requiring the acquiring corporation to grant options or stock to such Holder having a value equal to the value of the Option.

        Such Holder shall comply with any such action of the Committee.

        9. Effective Date, Termination and Amendment

        The Plan, as amended, shall become effective on November __, 1997 (the "Effective Date"), subject to approval of its stockholders as well as the approval, if necessary, of the stockholders of Spectra-Physics AB. The Plan shall remain in full force and effect until the earlier of ten (10) years from the Effective Date, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time.

        Termination of the Plan pursuant to this Section 9 shall not affect Options outstanding under the Plan at the time of termination.

        10. Transferability

        Except as provided below, Options may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Option shall be forfeited; provided, however that Options may be pledged, assigned or transferred (i) at the discretion of the Committee, during the Grantee's lifetime by the Grantee to a Permitted Transferee, (ii) at the discretion of the Committee, by a Permitted Transferee to another Permitted Transferee or (iii) as otherwise permitted by the Committee; provided, further, that any such transfer shall comply with all terms and conditions established by the Committee and any term, condition or restriction contained in the agreement entered into with the Holder. Any transferee of the Holder, including, but not limited to any Permitted Transferee, shall, in all cases, be subject to the provisions of the agreement between the Company and the Holder.

        11. General Provisions

            11.1 Nothing contained in the Plan, or any Option granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company, a

Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any Employee at any time. A Grantee shall have no right as a stockholder with respect to any shares covered by such Grantee's Options until the date of the issuance of a stock certificate to such Grantee for such shares.

            11.2 For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

            11.3 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with the grant of any Option and the exercise thereof. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. Upon exercise of Options, the Company shall, at the election of the Company, have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing Options shall contain appropriate provisions to effect withholding in this manner.

            11.4 Without amending the Plan, Options may be granted to Employees or Non-Employee Directors who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

            11.5 Upon exercise of an Option, the Holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue or transfer the shares of Common Stock in compliance with the provisions of applicable federal or state securities laws. The Company, in its discretion, may postpone the issuance and delivery of shares of Common Stock upon any exercise of an Option, until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Company may consider appropriate. The Company is not obligated to register or qualify the shares of Common Stock issued pursuant to Options under federal or state securities laws and may refuse to issue such shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any shares of Common Stock upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board or the Company deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the shares of Common Stock issued hereunder may be legended to reflect such restrictions.

            11.6 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware and construed accordingly.

            11.7 The Committee may amend any outstanding Options to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder's consent is required to any such amendment.